SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 16, 2004

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-29463            51-0392750
(State or other jurisdiction of      (Commission          (IRS Employer
         incorporation)              File Number)       Identification No.)

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

The registrant announced that effective September 16, 2004, Richard King, the Chairman of the Board of Directors, resigned from all of his positions with the registrant.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RIVER CAPITAL GROUP, INC.


September 20, 2004                       By: /s/ HOWARD J. TAYLOR
                                            ------------------------------------
                                               Howard J. Taylor, President


















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